Building the Premier Middle-Market Investment Bank Ronald J. Kruszewski Chairman of the Board, President, and CEO Stifel Financial Corp. Presentation to Investors April 26, 2010 Thomas W. Weisel Chairman of the Board and CEO Thomas Weisel Partners

Statements in this presentation that relate to Stifel Financial Corp., as well as Stifel, Nicolaus and Company, Inc. and its other subsidiaries (collectively, "Stifel" or the "Company") and Thomas Weisel Partners Group, Inc. ("Thomas Weisel Partners") future plans, objectives, expectations, performance, events and the like may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Future events, risks and uncertainties, individually or in the aggregate, could cause our actual results to differ materially from those expressed or implied in these forward-looking statements. The material factors and assumptions that could cause actual results to differ materially from current expectations include, without limitation, the following: (1) the inability to close the merger in a timely manner; (2) the inability to complete the merger due to the failure to obtain stockholder approval and adoption of the merger agreement and approval of the merger or the failure to satisfy other conditions to completion of the merger, including required regulatory and court approvals; (3) the failure of the transaction to close for any other reason; (4) the possibility that the integration of Thomas Weisel Partners' business and operations with those of Stifel may be more difficult and/or take longer than anticipated, may be more costly than anticipated and may have unanticipated adverse results relating to Thomas Weisel Partners' or Stifel's existing businesses; (5) the challenges of integrating and retaining key employees; (6) the effect of the announcement of the transaction on Stifel's, Thomas Weisel Partners' or the combined company's respective business relationships, operating results and business generally; (7) the possibility that the anticipated synergies and cost savings of the merger will not be realized, or will not be realized within the expected time period; (8) the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (9) the challenges of maintaining and increasing revenues on a combined company basis following the close of the merger; (10) diversion of management's attention from ongoing business concerns; (11) general competitive, economic, political and market conditions and fluctuations; (12) actions taken or conditions imposed by the United States and foreign governments; (13) adverse outcomes of pending or threatened litigation or government investigations; (14) the impact of competition in the industries and in the specific markets in which Stifel and Thomas Weisel Partners, respectively, operate; and (15) other factors that may affect future results of the combined company described in the section entitled "Risk Factors" in the proxy statement/prospectus to be mailed to Thomas Weisel Partners' shareholders and in Stifel's and Thomas Weisel Partners' respective filings with the U.S. Securities and Exchange Commission ("SEC") that are available on the SEC's web site located at www.sec.gov, including the sections entitled "Risk Factors" in Stifel's Form 10-K for the fiscal year ended December 31, 2009, and "Risk Factors" in Thomas Weisel Partners' Form 10-K for the fiscal year ended December 31, 2009. Readers are strongly urged to read the full cautionary statements contained in those materials. We assume no obligation to update any forward-looking statements to reflect events that occur or circumstances that exist after the date on which they were made. Forward-Looking Statements

Additional Information and Where to Find It In connection with the proposed merger, Stifel will be filing a registration statement on Form S-4 that will include a proxy statement of Thomas Weisel Partners that also constitutes a prospectus of Stifel and other relevant documents relating to the acquisition of Thomas Weisel Partners with the Securities and Exchange Commission (the "SEC"). Stifel and Thomas Weisel Partners shareholders are urged to read the registration statement and any other relevant documents filed with the SEC, including the proxy statement/prospectus that will be part of the registration statement, because they will contain important information about Stifel, Thomas Weisel Partners and the proposed transaction. The final proxy statement/prospectus will be mailed to shareholders of Thomas Weisel Partners. Investors and security holders will be able to obtain free copies of the registration statement and proxy statement/prospectus (when available) as well as other filed documents containing information about Stifel and Thomas Weisel Partners, without charge, at the SEC's website (www.sec.gov). Free copies of Stifel's SEC filings are also available on Stifel's website (www.stifel.com), and free copies of Thomas Weisel Partners' SEC filings are available on Thomas Weisel Partners' website (www.tweisel.com). Free copies of Stifel's filings also may be obtained by directing a request to Stifel's Investor Relations by phone to (314) 342-2000 or in writing to Stifel Financial Corp., Attention: Investor Relations, 501 North Broadway, St. Louis, Missouri 63102. Free copies of Thomas Weisel Partners' filings also may be obtained by directing a request to Thomas Weisel Partners' Investor Relations by phone to 415-364-2500, in writing to Thomas Weisel Partners Group, Inc., Attention: Investor Relations, One Montgomery Street, San Francisco, CA 94104, or by email to investorrelations@tweisel.com. This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. Participants in the Solicitation Stifel, Thomas Weisel Partners and their respective directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies from the shareholders of Thomas Weisel Partners with respect to the proposed transaction. More detailed information regarding the identity of the potential participants, and their direct or indirect interests, by securities holdings or otherwise, will be set forth in the registration statement and proxy statement/prospectus and other materials to be filed with the SEC in connection with the proposed transaction. Information regarding Stifel's directors and executive officers is also available in Stifel's definitive proxy statement for its 2010 Annual Meeting of Shareholders filed with the SEC on February 26, 2010. Information regarding Thomas Weisel Partners' directors and executive officers is also available in Thomas Weisel Partners' definitive proxy statement for its 2009 Annual Meeting of Shareholders filed with the SEC on April 16, 2009. These documents are available free of charge at the SEC's web site at www.sec.gov and from Investor Relations at Thomas Weisel Partners and Stifel Financial.

Stifel and TWP Today Full-service, publicly traded investment bank (NYSE:SF) More than 4,600 associates in 294 offices Investment Banking 159 investment banking professionals 14 industry focused investment banking groups Specialty groups provide coordinated financial sponsors coverage and private placement expertise Extensive advisory and capital raising experience Stifel-advised M&A transactions continue to win industry accolades Research 61 senior research analysts 862 companies under coverage (excluding closed end funds) Institutional Sales and Trading 159 equity sales & trading professionals 181 fixed income sales & trading professionals Global Wealth Management 1,900 financial advisors with nearly $100B of AUM Stifel Bank & Trust - $1.1 billion in assets at 12/31/09 Asset Management Stifel Capital Advisors, Washington Crossing, Choice Investment Advisors & Missouri Valley Partners Global growth-focused investment bank (Nasdaq: TWPG) Approximately 450 associates in 4 countries and 12 offices Investment Banking 106 investment banking professionals Five growth verticals: Tech, Healthcare, Consumer, Mining & Energy Market leader in venture-backed IPOs Book/Lead manage approximately 25% of equity deals Completed multiple large (>$1B) M&A transactions Research 32 senior research analysts 479 companies under research coverage (U.S. and Canada) Institutional Sales and Trading Powerful distribution in the U.S., CAN and Europe for North American stocks 88 sales and trading professionals Wealth Management Approximately $5.5 billion in assets under advisement Asset Management Private equity; Venture; SMID-cap growth AUM totaling $1.6 billion

Summary of Key Transaction Terms Stifel to acquire 100% of TWP's common stock in a tax-free exchange Transaction Consideration Fixed exchange ratio of 0.1364 Stifel shares for each TWPG share No caps or collars $7.60 per share based on an SF price of $55.74 (at 4/23/10) $318 million of aggregate consideration (fully diluted shares includes restricted stock units, net of taxes) Management Thomas Weisel to join Stifel as Co-Chairman with Ron Kruszewski Combined senior leadership of both Stifel and TWP in the Institutional Group (formerly Capital Markets) Synergy Opportunities Closing Conditions Estimated annualized pre-tax cost efficiencies of $62 million, or approximately 5% of combined 2009 expenses Minimal client facing changes / Cost savings principally from redundancies No revenue enhancements assumed TWP shareholder approval Regulatory approvals and other customary conditions Board Seats Thomas Weisel + up to 3 additional TWP Directors to join Stifel Board

Transaction Financials ($ in 000s, except per share) The transaction is accretive to both EPS(2) and Book Value per share. (1) Based on 32.8 million common shares as of 12/31/09, 486,486 warrants that are automatically converted during a change-in-control, and 8.5 million converted RSUs (net of taxes and including 3 million gross additional RSUs issued by TWPG for employee retention). (2) Based upon First Call consensus estimates. Assumes $62 million in annual cost savings and excludes one-time charges.

Why this Combination Makes Sense Highly Complementary Investment Banking, Research and Sales and Trading Platforms Additive, not duplicative: 623 combined offerings completed between 2005 - 2009 and only 4 overlap 1,143 unique U.S. companies under research coverage. Only 8% overlap Expands institutional equity business both domestically and internationally Fast Tracks Stifel's Investment Banking Growth, Which Would Otherwise Take Years to Achieve Expands Stifel's Investment Banking business in key growth sectors of the global economy Strengthens Stifel's profile within the venture capital community where TWP maintains key relationships Enhances Stifel's lead manager credentials Geography: Expands Stifel's west coast market presence & provides strong market entry point in Canada Enhances and Complements Stifel's Existing Business Platform Furthers Stifel's diversification plan: Pro forma revenue mix is approximately 50% / 50% (Institutional Group and GWM) Builds the premier full service middle-market investment bank TWP's Core Verticals Appear Poised to Benefit From a Market Rebound Capital markets activity is returning to more normalized levels TMT in cyclical lull since 2007 IPO market impacted by financial crisis and recession VC-backed IPO market rebounding along with growth sector activity in general M&A activity highly correlated to economic growth, poised to accelerate; TWP has well documented M&A practice TWP's Asset Management Business Complements Stifel's Global Wealth Management Division Combined Senior Management Teams Reflect Strong Cultural Fit Increased Revenue Opportunities and Cost Savings Create Opportunity for Enhanced Profitability Note: TMT refers to technology, media and telecom.

Building the Premier Full Service Middle-Market Investment Bank $2.0+ billion combined market capitalization $1.5 billion - $1.6 billion in combined 2010E revenues (1) $1.0 billion in combined equity capital as of 12/31/09 Coast-to-coast Institutional Equity and Fixed Income Complementary product capabilities and investment banking coverage across broad industry groups #1 U.S. equity research platform with 1,143 unique companies under research coverage (2) Growing international presence, using TWP Canadian presence and both firms' European capabilities ~ 1,900 private client group financial advisors with over $100 billion in combined client assets with a national presence (1) Based upon First Call consensus estimates as of April 23, 2010. (2) Source: Thomson Reuters for the combined company.

Core Verticals are Poised to Benefit from Rebounding Economy Capital Markets Appear Headed Back to More Normalized Levels TMT has historically been approximately 40% of TWP business and was down 75% over the past two years TWP core verticals are poised to accelerate from any market rebound Note: TMT refers to technology, media and telecom. Source: Equidesk, Private Raise, FPinfomart and TWP Capital Markets. Transaction fees include U.S. and Canadian equity transactions. Excludes IPOs and follow-ons less than $15 million, non-agented PIPE's and those less than $10 million and CEF's and includes ADR's. TMT refers to technology, media and telecom. North American Equity Capital Markets Transaction Fees ($ in M)

U.S. IPO Market is Cyclical; Pronounced in Growth Sectors

- Market turned at the beginning of 2003, 2010 shows similar trends
- Average # IPOs between ('01-'03) were 80/year compared with 247/year between ('04-'07)
- Average # TMT IPOs between ('01-'03) were 18/year compared with 51/year between ('04-'07)



# of Transactions
700
600
500
400
300
200
100
0
1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 YTD 2010 RR
89 241 331 484 354 415 631 490 285 499 418 86 74 79 233 217 245 294 52 65 40 129
24 57 101 147 142 203 259 162 114 345 268 19 14 21 51 42 40 72 6 13 9 29
Total U.S. IPOs
U.S. TMT IPOs
Venture-backed IPOs

Note: TMT refers to technology, media and telecommunications. Source: Dealogic, FactSet, ThomsonOne and TWP Capital Markets.

STIFEL FINANCIAL
Thomas Weisel Partners
Experts in Growth
9

Technology M&A Environment - Announced U.S. Targets M&A Activity, Highly Correlated to U.S. GDP, Appears Poised to Accelerate Note: Includes Securities Data Corporation designated Technology Industries (e.g. Computer Related, Electronics, IT Services, Semiconductors, Software). Announced transactions with disclosed values of $20 million or more involving U.S. targets only. Excludes spinoffs and repurchases and withdrawn transactions. Source: Securities Data Corp/Thomson One. Txn Value ($B) '90 4.5 56 '91 6.6 46 '92 6.5 59 '93 6.2 60 '94 18.4 98 '95 27.9 140 '96 34.4 213 '97 49 266 '98 106.2 341 '99 166.1 496 '00 345.087 679 '01 73.426 299 '02 33.773 229 '03 42.327 219 '04 56.736 273 '05 94.431 327 '06 112.364 348 '07 126.225 349 '08 67.887 269 08 RR 85.931 302 2009YTD 21.529 73 '09 53.291 171 '10 33.213 168 Volume $B Deals Deals Volume RR

Dramatically Increases Investment Banking Footprint Number of Offerings 2005 - 2009 M&A Transactions 2005 - 2009 # of Transactions $ Volume (M) Source: Dealogic, Capital IQ, TWP internal and SF internal. Stifel's transactions include the Capital Markets Division of Legg Mason Wood Walker, Inc. (acquired on December 1, 2005) and Ryan Beck & Co., Inc. (acquired on February 28, 2007) and their respective affiliates. TWP's transactions include Westwind transactions. (1) Total is adjusted for 4 overlapping transactions. Average 5-Year Lead Managed Transaction % SF: 16.5% TWP: 24.5% SF TWP Enhances scope and scale with low level of overlap rarely available

Highly Complementary Investment Banking Industry Coverage Capital Markets Activity Between 2005 - 2009 Source: Dealogic, Stifel internal and TWP internal. Includes all equity and preferred offerings. Note: Overlapping transactions include: Orbitz Worldwide (OWW), AeroVironment (AVAV), TRX (TRXI) and NutriSystem (NTRI). Of the 623 combined offerings completed between 2005 - 2009 ONLY 4 overlap (1)

Highly Complementary Investment Banking Industry Coverage Completed M&A Transactions Between 2005 - 2009 For disclosed deal values only. Source: Capital IQ.

Creates the Largest U.S. Equity Research Platform Pro Forma U.S. Research Coverage (1) Source: Thomson Reuters rankings and research coverage as of 4/23/10 for Stifel and TWP. Rankings exclude 87 closed end funds for Stifel. 100 equities in total overlap. (2) Small Cap includes market caps less than $1.0 billion USD. 1,143 unique U.S. companies under coverage. Only 8% overlap(1) 93 senior research analysts #1 U.S. equities coverage #1 U.S. Small Cap. equities coverage (2) Cover approximately 50% of the S&P 500 Combination gets Stifel to market weight for 3 critical growth engines of the U.S. economy: Technology, Healthcare and Energy U.S. Research Coverage (1) Rank Firm # Companies Stifel (pro forma, ex. overlap) 1,143 1. JPMorgan 1,064 2. BofA Merrill Lynch 961 3. Barclays Capital 914 4. Stifel 862 24. TWP 381 Small Cap. U.S Research Coverage (1)(2) Rank Firm # Companies Stifel (pro forma, ex. overlap) 423 1. Stifel 386 2. Virtua Research 339 3. Sidoti & Company 332 4. Raymond James 284 23. TWP 137 Financials 0.18 Technology 0.179 Consumer 0.149 Energy 0.146 Healthcare 0.104 REITs 0.075 Bus. Svcs. 0.023 Media 0.057 Transport. 0.036 AD&GS 0.037 Educ. 0.014

Enhances a Top Tier Sales and Trading Platform Powerful combined research presence, with excellent sales and trading relationships across regions #11 YTD AutEx volume among investment banks on a combined basis Strong content, combined with excellent electronic trading team and products TWP relationships with growth managers, combined with Stifel coverage depth with both growth and value investors Combines sales and trading groups Leverages Stifel's Fixed Income capabilities with TWP client base

Enhances Global Wealth Management Global Wealth Management 1,900 financial advisors TWP advisors bring deep access to Silicon Valley clients Private Equity Group Global Growth Partners: $890 million growth-oriented fund of funds Healthcare Venture Partners: $122 million device-focused venture capital fund Venture Partners: $253 million early-stage venture capital fund Strategic Opportunities Fund: $82 million venture strategic opportunities/venture capital fund Stifel Capital Advisors: Over $7 billion of assets under management (1) Investment Management Manages small and mid-cap growth equity portfolios for institutions and high net worth individuals Bank & Trust Provides lending products and services to private client customers and corporate clients (1) Assets under management reflect assets managed by Stifel Capital Advisors' affiliate, FSI Capital Holdings, LLC and its subsidiaries. Assets under management are calculated based on the aggregate principal balance of assets as of March 3, 2010. The calculation of assets under management may differ from the calculation of other asset managers, and as a result this measure may not be comparable to similar measures presented by other asset managers. Had assets under management been calculated using the method used for purposes of calculating asset management fees the result would be less than the measure reported herein.

Coast to Coast Institutional Group Presence Global Wealth Management Combined Institutional Group Presence TWPG SF TWPG SF

Stifel's Track Record in Integrating Transactions: Low Risk Opportunity Successfully integrated Legg's sales and trading, research and investment banking platforms to Stifel's platform Majority of Legg Mason Investment Banking Managing Directors remain with Stifel today Achieved cost savings objectives Remains core of Institutional Capital Markets business Closed December 1, 2005 Successfully integrated Ryan Beck's private client group and investment banking platforms to Stifel's platform Achieved cost savings objectives Closed February 28, 2007 Successfully integrated UBS' private client group platform to Stifel's platform Revenue production in-line with expectations Achieving synergy objectives Last closing October 16, 2009 (56 branches from UBS Financial Services) (Capital Markets Division)

Driving Value for Stakeholders Clients Greater access to resources of both firms Senior management and leadership provides broader platform to attract and retain talent Strong cultural fit between firms Expands services across Institutional Group and Global Wealth Management platforms Broader industry focus Deeper talent pool for serving clients Complementary investment banking and research platforms with almost no overlap provide continuity of client facing personnel Continued investment in Investment Banking fully leverages firm strengths Stifel remains over 40% owned by "insiders" on a fully diluted basis, creating direct alignment of interest with shareholders Increased revenue opportunities and cost savings create opportunity for enhanced profitability Proven successful integrators Building the Premier Growth-Focused Middle-Market Investment Bank Associates Shareholders